AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT D
                   VARIETY PLUS VARIABLE ANNUITY CONTRACTS
                       SUPPLEMENT DATED AUGUST 6, 2015
                   TO CONTRACT PROSPECTUS, AS SUPPLEMENTED

     Effective immediately, American General Life Insurance Company (the "Company") is amending its variable annuity Contracts for the purpose of describing a change in the availability of the Neuberger Berman AMT Balanced Portfolio - Class I (the "Portfolio"), a portfolio of the Neuberger Berman Advisers Management Trust, as a variable investment option ("Investment Option") under the Contracts.

     Effective August 28, 2015, the Investment Option will no longer be available as a variable investment option under the Contracts. After the Portfolio closing, the only right an investor in the Investment Option will have is the right to transfer the Neuberger Berman AMT Balanced Portfolio investment to another investment option.

     Because of the limited right you will have as a Portfolio investor, you may wish to transfer your investment in the Investment Option to any other available investment option in your Contract. You may give us instructions to transfer from the Investment Option to another investment option by calling the Annuity Service Center at the number below or by completing the enclosed transfer form.

     Listed below are the variable investment options currently offered through your Contract. Please refer to your Contract prospectus for information regarding these variable investment options or call our Annuity Service Center at the number below. Also review your fund prospectuses for more detailed information about these variable investment options. For additional fund prospectus copies, please contact the Annuity Service Center.

     Invesco V.I. Government Securities Fund - Series I
     Fidelity VIP Asset Manager Portfolio - Initial Class
     Fidelity VIP Index 500 Portfolio - Initial Class
     Fidelity VIP Overseas Portfolio - Initial Class
     Neuberger Berman AMT Large Cap Value Portfolio - Class I
     VALIC Co. I Global Social Awareness Fund
     VALIC Co. I International Equities Index Fund
     VALIC Co. I Mid Cap Index Fund
     VALIC Co. I Money Market I Fund
     VALIC Co. I Nasdaq-100 Index Fund
     VALIC Co. I Science & Technology Fund
     VALIC Co. I Small Cap Index Fund
     VALIC Co. I Stock Index Fund

     If you maintain instructions for future Purchase Payment allocations with us, you should change your instructions on record with us to remove the Investment Option from your instructions. If your future Purchase Payment allocation instructions include the Investment Option and you do not provide us with replacement instructions by 4 p.m. Eastern time on August 28, any future Purchase Payment allocations received on or after such time will be rejected as not being in good order. You may provide us with replacement instructions at any time prior to such effective date.

     For a period of time after August 28, 2015, we may provide you with confirmations, statements and other reports which contain the name of the formerly available Investment Option. Should you have any questions, please contact the Annuity Service Center at 1-800-247-6584.